UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/21/2005

QUEPASA Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25565

Nevada	86-0879433
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

410 N. 44th Street
Suite 450
Phoenix, AZ 85008
(Address of principal executive offices, including zip code)

602-716-0100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On November 14, 2005, Quepasa Corporation (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2005. The full text of the Company's press release is attached hereto as Exhibit 99.1.

Item 8.01.    Other Events

On November 14, 2005, the Company issued a press release announcing that it expects revenue in the fourth quarter of 2005 to exceed the third quarter of 2005. The full text of the Company's press release is attached hereto as Exhibit 99.2

On November 14, 2005, the Company issued a press release announcing that the Company is currently experiencing rapid growth in traffic. The full text of the Company's press release is attached hereto as Exhibit 99.3

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date: November 21, 2005	By:	/s/ Charles B. Mathews
Charles B. Mathews
Chief Financial Officer/Chief Operating Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release regarding Earnings Release, dated November 14, 2005
EX-99.2	Press release regarding Revenue Guidance for Q4, 2005, dated November 14, 2005
EX-99.3	Press release regarding Rapid Growth Phase, dated November 14, 2005